UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)   May 13, 2005
                                                         ---------------

                             Transbotics Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-18253                56-1460497
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)



          3400 Latrobe Drive Charlotte, NC                       28211
----------------------------------------------------     -----------------------
      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (704) 362-1115


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

Transbotics Corporation announced today it has received an order for an Automatic Guided Vehicle (AGV) system from an existing customer in the plastic container industry. The order, totaling approximately $860,000, provides for delivery of an AGV system over the next five months and includes multiple vehicles, controls, hardware, software, engineering services and other related equipment. The companies are continuing to discuss certain details of the terms and conditions of sale.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 1: Copy of press release announcing receipt of order
         Exhibit 2: Purchase Order from Graham Packaging PET Technologies dated
                    April 29, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TRANSBOTICS CORPORATION

Date  May 13, 2005
                                By: /s/ Claude Imbleau
                                    Claude Imbleau
                                    President, CEO and CFO
                                    (principal executive officer and principal
                                    accounting officer)

     Transbotics Secures AGV System Order in the Plastic Container Industry

     CHARLOTTE, N.C.--(BUSINESS WIRE)--May 13, 2005--Transbotics Corporation, (OTCBB: TNSB) (www.transbotics.com), has received an order for an Automatic Guided Vehicle (AGV) system from an existing customer in the plastic container industry. The order, totaling approximately $860,000, provides for delivery of an AGV system over the next five months and includes multiple vehicles, controls, hardware, software, engineering services and other related equipment. The companies are continuing to discuss certain details of the terms and conditions of sale.
     "We are very pleased to have been selected by this very important customer for their automation project" stated Claude Imbleau, President of Transbotics Corporation.
     For over 20 years Transbotics Corporation has specialized in the design, development, support and installation of automation solutions with an emphasis on Automatic Guided Vehicles (AGVs). The Company is a North American Automation Solutions Integrator that manufactures, installs and supports various automation technologies including: AGVs, robotics, batteries, chargers, motors and other related products.
     Transbotics provides unique automation solutions to a variety of industries, including automotive (tier one supplier), food and beverage, paper and allied products, newsprint and publishing, entertainment, microelectronics, plastics and primary metals. Transbotics' current customers include Fortune 500 companies as well as small manufacturing companies.
     This release (including information incorporated by reference herein) may be deemed to contain certain forward-looking statements with respect to the financial condition, results of operation, plans, objectives, future performance and business of the Company. These forward-looking statements involve certain risk, including, without limitation, the uncertainties detailed in Transbotics Corporation Securities and Exchange Commission filings.


     CONTACT: Transbotics Corporation
              Claude Imbleau, 704-362-1115

Exhibit 2.

Plant:               Requested by:                   Date:        P.O.Number:
0253 Fremont         Ron Stokes / 7000017210       04/29/05        95556652

Ship to:
GP PET Technologies
725 Industrial Drive
FREMONT OH 43420                                              Bill To:
                                               Graham Packaging PET Technologies
                                               2401 Pleasant Valley Road
                                               YORK PA 17402

Vendor:
TRANSBOTICS                                    Delivery Date:    Ship Via:
3400 LATROBE DRIVE                             10/14/2005        Best Way
CHARLOTTE NC 28211-4847
TELEPHONE: 704-362-1115                        Delivery Terms F.O.B.:
                                               FOB Freemont, OH

                                               Payment Terms:
                                               30%Down, 30%Spec, 30%Accept,
                                               Balance Net 30 after running


ITEM       QTY             DESCRIPTION          UNIT PRICE       UM          TOTAL

01          1                                   861,475.00       EA       861,475.00
                           AGV System
                      Delivery Date: 10/14/2005
                      Tranbotics Quotation :
                      ENG-PROP-0408-001-REV4
                      Automatic Laser Guided Vehicles
                      Includes:
                      " Four (4) Laser Guided Vehicles
                      " Laser guidance and control system
                      " Laser Bumpers
                      " Easy-Access Capability for
                      User-Friendly Routine Maintenance
                      " PowerWay(TM) Maintenance-Free Batteries
                      (One Set per LGV)
                      " On-Board Vehicle Charging Plates
                      " Complete On-Board Operator Interface
                      & Diagnostics
                      Automatic Battery Charging:
                      Stationary Equipment Includes:
                      " In-Floor Charge Plates
                      " Two (2) PowerWay(TM) Smart Chargers
                      Husky & Sidel Load Station Equipment:
                      Equipment Includes:


IMPORTANT NOTICE FOR THE SUPPLIER:

The PURCHASE ORDER NUMBER has to appear in the Invoice, the Remission and all the Paper Work related to this matter. In case that the timeof delivery will be modified from the initial conditions, you must inform the PURCHASER, A.S.A.P. We reserve our right to reject any merchandise that do not comply with the terms and conditions established on this PURCHASE ORDER. The money amount, the terms and conditions on this PURCHASE ORDER can not be changed by any reason. In case that modifications are needed, these will have to be approved by us, and a new purchase order will be done adding a Letter for identification.

                                GP PET Technologies

                                by: /s/ Martin F. Sauer
                                   _________________
                                   Martin F. Sauer

Plant:               Requested by:                   Date:        P.O.Number:
0253 Fremont         Ron Stokes / 7000017210       04/29/05        95556652

Ship to:
GP PET Technologies
725 Industrial Drive
FREMONT OH 43420                                              Bill To:
                                               Graham Packaging PET Technologies
                                               2401 Pleasant Valley Road
                                               YORK PA 17402

Vendor:
TRANSBOTICS                                    Delivery Date:    Ship Via:
3400 LATROBE DRIVE                             10/14/2005        Best Way
CHARLOTTE NC 28211-4847
TELEPHONE: 704-362-1115                        Delivery Terms F.O.B.:
                                               FOB Freemont, OH

                                               Payment Terms:
                                               30%Down, 30%Spec, 30%Accept,
                                               Balance Net 30 after running

ITEM       QTY             DESCRIPTION          UNIT PRICE       UM          TOTAL

                         " Six (6) Sidel Load Stations
                         (4 Positions Each)
                         Spare Full Dropoff Position
                         Empty Pickup Position
                         Rework Pickup Position
                         Scrap Pickup Position
                         " Six (6) Load Status Sensors at
                         Sidel Hoppers
                         " Nine (9) Husky Conveyor Stations
                         (includes key switches for plastic/
                         cardboard selection, 3 load positions,
                         and belt conveyor)
                         " Two (2) Scrap Lanes
                         " All I/O Switches, Sensors and Controls required for above equipment
                         Warehouse Conveyor & Load Station Equipment:
                         Equipment Includes:
                         " Six (6) Sidel Gaylord Staging
                         In-feed Conveyors
                         " One (1) Empty In-feed Conveyor
                         - Plastic
                         " One (1) Empty In-feed Conveyor
                         - Cardboard
                         " One (1) Full Gaylord Out-feed

IMPORTANT NOTICE FOR THE SUPPLIER:

The PURCHASE ORDER NUMBER has to appear in the Invoice, the Remission and all the Paper Work related to this matter. In case that the timeof delivery will be modified from the initial conditions, you must inform the PURCHASER, A.S.A.P. We reserve our right to reject any merchandise that do not comply with the terms and conditions established on this PURCHASE ORDER. The money amount, the terms and conditions on this PURCHASE ORDER can not be changed by any reason. In case that modifications are needed, these will have to be approved by us, and a new purchase order will be done adding a Letter for identification.

Plant:               Requested by:                   Date:        P.O.Number:
0253 Fremont         Ron Stokes / 7000017210       04/29/05        95556652

Ship to:
GP PET Technologies
725 Industrial Drive
FREMONT OH 43420                                              Bill To:
                                               Graham Packaging PET Technologies
                                               2401 Pleasant Valley Road
                                               YORK PA 17402

Vendor:
TRANSBOTICS                                    Delivery Date:    Ship Via:
3400 LATROBE DRIVE                             10/14/2005        Best Way
CHARLOTTE NC 28211-4847
TELEPHONE: 704-362-1115                        Delivery Terms F.O.B.:
                                               FOB Freemont, OH

                                               Payment Terms:
                                               30%Down, 30%Spec, 30%Accept,
                                               Balance Net 30 after running

ITEM       QTY             DESCRIPTION          UNIT PRICE       UM          TOTAL

                           Gravity Conveyor
                           " One (1) Empty Gaylord Out-feed
                           Gravity Conveyor
                           " One (1) Preform Rework Out-feed
                           Gravity Conveyor
                           " One (1) Bottle Rework Out-feed
                           Gravity Conveyor
                           " All I/O Switches, Sensors and Controls required for above equipment
                           System Controls & Software:
                           Support Capabilities:
                           " Via Internet
                           " Remote Diagnostics with
                           pcANYWHERE(TM) for Windows(TM)
                          Includes:
                           " System Controller
                           " Real-Time Graphical User Interface
                           " Pentium PC Workstation & Accessories
                           " Warm Back-Up System
                           " Modem for Dial-Up Access
                           " Wireless LAN Communication System (802.11b)
                           " Reflectors
                           " OPC/PLC Interface Solution with AB

IMPORTANT NOTICE FOR THE SUPPLIER:

The PURCHASE ORDER NUMBER has to appear in the Invoice, the Remission and all the Paper Work related to this matter. In case that the timeof delivery will be modified from the initial conditions, you must inform the PURCHASER, A.S.A.P. We reserve our right to reject any merchandise that do not comply with the terms and conditions established on this PURCHASE ORDER. The money amount, the terms and conditions on this PURCHASE ORDER can not be changed by any reason. In case that modifications are needed, these will have to be approved by us, and a new purchase order will be done adding a Letter for identification.

Plant:               Requested by:                   Date:        P.O.Number:
0253 Fremont         Ron Stokes / 7000017210       04/29/05        95556652

Ship to:
GP PET Technologies
725 Industrial Drive
FREMONT OH 43420                                              Bill To:
                                               Graham Packaging PET Technologies
                                               2401 Pleasant Valley Road
                                               YORK PA 17402

Vendor:
TRANSBOTICS                                    Delivery Date:    Ship Via:
3400 LATROBE DRIVE                             10/14/2005        Best Way
CHARLOTTE NC 28211-4847
TELEPHONE: 704-362-1115                        Delivery Terms F.O.B.:
                                               FOB Freemont, OH

                                               Payment Terms:
                                               30%Down, 30%Spec, 30%Accept,
                                               Balance Net 30 after running

ITEM       QTY             DESCRIPTION          UNIT PRICE       UM          TOTAL

                           SLC500 and PanelView600 DH++
                           " UPS for Data Loss Prevention
                           " Door Monitoring I/O
                           Engineering and Programming:
                           Includes:
                           " Tailor Made Design
                           " PLC Programming
                           " Vehicle Engineering
                           " System Engineering
                           " System Programming
                           " Vehicle Programming
                           " Vehicle Testing
                           System Installation and Start-up:
                           Includes:
                           " System & Vehicle Start-up
                           " System & Vehicle Testing
                           " Mechanical & Electrical
                           Installation of Equipment as
                           Specified by Transbotics
                           " System Acceptance
                           " Travel and Living Expenses

IMPORTANT NOTICE FOR THE SUPPLIER:

The PURCHASE ORDER NUMBER has to appear in the Invoice, the Remission and all the Paper Work related to this matter. In case that the timeof delivery will be modified from the initial conditions, you must inform the PURCHASER, A.S.A.P. We reserve our right to reject any merchandise that do not comply with the terms and conditions established on this PURCHASE ORDER. The money amount, the terms and conditions on this PURCHASE ORDER can not be changed by any reason. In case that modifications are needed, these will have to be approved by us, and a new purchase order will be done adding a Letter for identification.

Plant:               Requested by:                   Date:        P.O.Number:
0253 Fremont         Ron Stokes / 7000017210       04/29/05        95556652

Ship to:
GP PET Technologies
725 Industrial Drive
FREMONT OH 43420                                              Bill To:
                                               Graham Packaging PET Technologies
                                               2401 Pleasant Valley Road
                                               YORK PA 17402

Vendor:
TRANSBOTICS                                    Delivery Date:    Ship Via:
3400 LATROBE DRIVE                             10/14/2005        Best Way
CHARLOTTE NC 28211-4847
TELEPHONE: 704-362-1115                        Delivery Terms F.O.B.:
                                               FOB Freemont, OH

                                               Payment Terms:
                                               30%Down, 30%Spec, 30%Accept,
                                               Balance Net 30 after running

ITEM       QTY             DESCRIPTION          UNIT PRICE       UM          TOTAL

                           Project Management:
                           " Responsible for project planning,
                           scheduling, budgeting, reporting and
                           contract administration
                           " Coordinates the development of
                           the system and equipment design
                           specifications
                           " Selects equipment subcontractors,
                           monitors their progress and
                           coordinates their schedule
                           " Plans and coordinates resources
                           Training and Documentation:
                           Includes:
                           " 3-4 days at 6hrs/day with 2-6 people
                           in a group to include both Operators
                           Training and Maintenance
                           Training (as described below) at CUSTOMER's location unless otherwise specified.
                           " System, Vehicle and Technical manual(s)
                           Operators & Maintenance Training:
                           " System & Vehicle Operation
                           " Troubleshooting

IMPORTANT NOTICE FOR THE SUPPLIER:

The PURCHASE ORDER NUMBER has to appear in the Invoice, the Remission and all the Paper Work related to this matter. In case that the timeof delivery will be modified from the initial conditions, you must inform the PURCHASER, A.S.A.P. We reserve our right to reject any merchandise that do not comply with the terms and conditions established on this PURCHASE ORDER. The money amount, the terms and conditions on this PURCHASE ORDER can not be changed by any reason. In case that modifications are needed, these will have to be approved by us, and a new purchase order will be done adding a Letter for identification.

Plant:               Requested by:                   Date:        P.O.Number:
0253 Fremont         Ron Stokes / 7000017210       04/29/05        95556652

Ship to:
GP PET Technologies
725 Industrial Drive
FREMONT OH 43420                                              Bill To:
                                               Graham Packaging PET Technologies
                                               2401 Pleasant Valley Road
                                               YORK PA 17402

Vendor:
TRANSBOTICS                                    Delivery Date:    Ship Via:
3400 LATROBE DRIVE                             10/14/2005        Best Way
CHARLOTTE NC 28211-4847
TELEPHONE: 704-362-1115                        Delivery Terms F.O.B.:
                                               FOB Freemont, OH

                                               Payment Terms:
                                               30%Down, 30%Spec, 30%Accept,
                                               Balance Net 30 after running

ITEM       QTY             DESCRIPTION          UNIT PRICE       UM          TOTAL

                           " Safety
                           " Start-up procedures

                            TOTAL                               USD       861,475.00
===========================================================
                         01 253-04-005-01-01

IMPORTANT NOTICE FOR THE SUPPLIER:

The PURCHASE ORDER NUMBER has to appear in the Invoice, the Remission and all the Paper Work related to this matter. In case that the timeof delivery will be modified from the initial conditions, you must inform the PURCHASER, A.S.A.P. We reserve our right to reject any merchandise that do not comply with the terms and conditions established on this PURCHASE ORDER. The money amount, the terms and conditions on this PURCHASE ORDER can not be changed by any reason. In case that modifications are needed, these will have to be approved by us, and a new purchase order will be done adding a Letter for identification.

TERMS AND CONDITIONS

ACCEPTANCE. Acceptance of this Purchase Order, whether by written acknowledgement or by performance by Seller, or otherwise, shall be upon the terms and conditions hereof; no other terms or conditions shall be binding on Buyer unless written approval thereof by Buyer specifically referring to such other terms and conditions shall have been given to Seller. Time is of the essence of this Purchase Order.

INVOICES. Separate invoices shall be supplied for each purchase order shipment. Each invoice shall be itemized and shall show terms, discounts, date of shipment and purchase order number.

SHIPPING. Seller will indicate plainly the purchase order number on all bills of lading, all goods shipped pursuant to said purchase order and on all invoices, freight bills and packages. Each package must contain a memorandum showing Seller's name, contents of package and purchase order number. Partial shipments must be identified as such on shipping memoranda and invoices.

Shipment of goods specified on this Purchase Order should result in lowest possible freight rate unless otherwise specified by Buyer. Penalties or increased charges due to failure to observe this provision will be charged to Seller.

Shipping costs for goods on back-order shall be paid only at the rate which would have been applicable had the complete order been shipped at one time. All excess costs shall be borne by Seller.

When shipping, Seller will make no declaration of value to carrier, except where shipment is subject to released value ratings.

DELIVERY. Unless otherwise expressly provided, the Seller shall be obligated to make delivery to Buyer's premises as designated herein; and all prices stated herein shall be for such delivery, free of all freight, transportation, drayage, boxing and similar charges, which shall be prepaid for account of Seller, unless otherwise stated in writing by Buyer.

CANCELLATION. Buyer reserves the right to cancel all or any part of the undelivered portion of this Purchase Order if Seller does not make deliveries as specified, time being of the essence of this contract, or if seller breaches any of the terms hereof, including without limitation, the warranties of Seller. Partial shipments must be identified as such on shipping memoranda and invoices.

DECLINE IN PRICES. Buyer shall be protected against declining prices on the undelivered portion of this Purchase Order. Seller may elect to meet price reductions of other vendors or its own lower prices to other purchasers; but if Seller should refuse to do so, Buyer shall have the right to cancel any or all of the balance due on this Purchase Order without cost to Buyer.

FORCE MAJEURE. Seller shall not be liable for any delay or failure to deliver any or all of the goods covered by this Purchase Order in the event of delay or failure caused by governmental regulations, labor disputes, strikes, war, riots, insurrection, civil commotion, mobilization, explosion, fire, flood, accident, storm, or any act of God, failure of crops or supplies, delays of common carriers, embargoes or other causes beyond Seller's control. Similarly, Buyer shall not be liable for failure to take delivery of the goods for any of the above causes or other causes beyond Buyer's control if they render it commercially impracticable for Buyer to receive or use the goods on a timely basis. Where only a part of Seller's capacity to perform is excused under this paragraph, Seller must allocate production and deliveries among the various customers then under contract for similar goods during the period. The allocation must be made in a fair and equitable manner. Where either Seller or Buyer claims an excuse for nonperformance under this paragraph, it must give notice in writing to the other party. Seller shall not be obligated to sell, nor Buyer obligated to purchase at a later date, that portion of the goods that Seller is unable to deliver or Buyer is unable to receive or use because of any of the aforementioned causes. No goods are to be tendered by Seller after the expiration of the terms specified in this Purchase Order without consent of Buyer.

WARRANTY. Seller warrants that all articles and services covered by this Purchase Order will conform to drawings, specifications or samples and will be merchantable and of good material and workmanship free from all defects and suitable for the use intended. All articles will be subject to Buyer's inspection and rejection at the place of delivery. Defective articles may be returned to the Seller for full credit or replacement at the Seller's risk and expense, including transportation charges both ways, but no defective articles shall be replaced without formal replacement order signed by the Buyer.

ASSIGNMENT. Neither party shall assign or transfer this Purchase Order without the written consent of the other.

PATENTS AND TRADEMARKS. Seller warrants that goods furnished under this Purchase Order do not infringe any patent, trademark, trade name or copyright and agrees to indemnify and save harmless Buyer or its vendees from any and all claims, suits, liabilities, damages, losses or expenses incurred by Buyer or its vendees by reason of any alleged infringement or any of such rights.

BUYER'S PROPERTY. Any property of Buyer in Seller's active or constructive possession or custody hereunder will be at Seller's risk, and Seller agrees to reimburse Buyer for any loss or damage to such property, however caused.

COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS. By acceptance hereof,
Seller warrants: (a) that all of the goods, merchandise and materials delivered and services rendered hereunder will have been produced and provided in compliance with all requirements of the Fair Labor Standards Act of 1938, as amended, and that it will so state on each invoice covering any of the same, and
(b) that all goods, materials and equipment delivered hereunder shall comply with the applicable federal standards prescribed by the Occupational Safety and Health Act of 1970, and (c) that all chemical substances, and products containing chemical substances, will comply with the applicable federal standards prescribed by the Toxic Substances Control Act (TSCA) and regulations promulgated under it, and (d) the Seller will comply with applicable laws, rules and regulations of federal, state and local governments and agencies thereof, including Executive Orders 11246 ( Equal Employment Opportunity), Executive Order 11458 (Minority Business Enterprise), Public Law93-112, Sec. 503 (Rehabilitation Act of 1973), Public Law 93-508, Sec. 402 (the Vietnam Era Veterans Readjustment Act of 1974) and all rules and regulations passed pursuant thereto which are hereby incorporated herein by this reference, unless this Purchase Order is exempt pursuant to said Executive Orders or Acts and regulations issued thereunder.

WORKERS COMPENSATION AND PUBLIC LIABILITY. When work is to be performed hereunder on Buyer's premises by Seller's employees, Seller agrees to carry at Seller's own expense: (a) Workers Compensation insurance providing statutory benefits covering such employees, and (b) Contractor's Liability Insurance and, for all vehicles employed by Seller for such work, Vehicle Liability Insurance, each with a single limit of at least $1,000,000 for injury to one or more persons, resulting from one accident and $1,000,000 for property damage resulting from one accident, or such larger amounts and such additional coverage as may be required by Buyer. Certificates of such coverage with thirty-day cancellation or amendment notice clause shall be submitted to Buyer's Purchasing Agent prior to work being started.

INSOLVENCY. If Seller shall become insolvent, file a petition under the Bankruptcy Act or make an assignment for the benefit of creditors, or if a receiver or trustee shall be appointed of or for any of Seller's property or business, this Purchase Order may be canceled at Buyer's option without liability.

CONFIDENTIALITY. Seller, on behalf of itself and its employees, agrees that any ideas, concepts, information or processes received from Buyer or created by Seller in connection with the performance of this Purchase Order shall be the property of Buyer and shall be preserved in confidence by Seller and shall not be disclosed by Seller to third persons except to the extent that such disclosure is necessary for the proper performance of this Purchase Order.

TAXES. Seller agrees to cooperate with this Buyer in opposing the imposition of any tax on any article covered by this Purchase Order, the legality of which is questioned by this Buyer, and in securing any abatement or any refund thereof sought by this Buyer.

FOREIGN SHIPMENTS. Foreign shipments must be preceded by all documentation necessary to allow shipment to enter the United States, including formal Consular Invoice whenever required. At time of shipment, ocean bills of lading, consular invoice, commercial invoices or any other documentation required for foreign shipment, in triplicate, shall be forwarded directly to the purchasing agent issuing this Order.

GOVERNING LAW. This Purchase Order shall be governed by the laws of the Commonwealth of Pennsylvania.

MISBRANDING. Seller warrants that all materials covered by this Purchase
Order are not altered or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, not an article which may not under provisions of Section 404 or 505 of said act be introduced into interstate commerce and not adulterated or misbranded within the meaning of the pure food or drug laws or the ordinances of any state or city which are applicable to such shipment or delivery, to the extent such laws are applicable to the goods sold pursuant to this Order, and Seller hereby agrees to indemnify and save the Buyer harmless from and against all claims, charges, actions and proceedings brought against Buyer by any lawful government authority or by any person on account of any alleged adulteration or misbranding by Seller of any such material referred to above. Seller does not guarantee against any such material becoming adulterated or misbranded after delivery to Buyer by reason of causes beyond Seller's control.

MASTER CONTRACT. If this Purchase Order is issued as shipping instructions and/or release document pursuant to the terms of an existing contract between Buyer and Seller, this Purchase Order shall be governed exclusively by the terms of said existing contract.

INDEMNIFICATION. Seller assumes the entire responsibility and liability for, and agrees to indemnify, defend and hold harmless Buyer, its officers, agents, employees, successors, assigns, customers and users of the goods purchased hereunder, from and against any and all losses, expenses (including without limitation, reasonable attorneys and other professional fees), costs, damages (including consequential and incidental damages), demands, liabilities, suits and claims in connection with or arising out of any actual or alleged personal injury (including death) or damage or destruction to property (including loss of use) by whomsoever suffered, sustained or alleged to have been sustained by reason of (a) any act, error or omission, whether negligent or not, of Seller or its agents, employees, suppliers, subcontractors and consultants, provided that such injury, death, damage or destruction is not occasioned by the sole negligence of Buyer or its agents, employees and subcontractors, or (b) any defect, whether latent or patent, in any product of Seller which was sold to Buyer hereunder, or (c) any failure of the goods sold to Buyer hereunder to comply with any warranty of Seller.